American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND
GOVERNMENT BOND FUND * TREASURY FUND * INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND * GINNIE MAE FUND

Supplement dated December 10, 2002 * Prospectuses dated July 31, 2002

Government Bond Fund

The following replaces the first paragraph on page 15 of the
Investor/Institutional Class prospectus and page 12 of the Advisor/C Class prospectus.

          WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
          Government Bond seeks high current income.

Short-Term Government Fund

The following replaces the first paragraph under the heading "How does the fund pursue its investment objectives?" on page 17 of the Investor/Institutional
Class prospectus and page 14 of the Advisor/C Class prospectus:

          The fund buys short-term securities and will invest at least 80% of its assets in securities issued by the U.S. government and its agencies and instrumentalities, including mortgage-backed, asset-backed and other securities in keeping with its investment objective. The U.S. government provides varying levels of financial support to these agencies and instrumentalities. The fund also may buy short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. In addition,
          Short-Term Government may invest up to 20% of its total assets in other investment-grade debt securities, including debt securities of
          U.S. companies, non-government mortgage-backed, asset-backed and other fixed-income securities.

The following replaces the second paragraph under the heading "What are the principal risks of investing in the fund?" on page 17 of the
Investor/Institutional Class prospectus and page 14 of the Advisor/C Class prospectus.

          Short-Term Government invests in mortgage- and asset-backed securities. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by
          Short-Term Government, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying the fund's asset-backed securities. When this happens, the fund will be required to purchase new securities at current market rates, which will usually be lower. Because of this prepayment risk, the fund may benefit less from declining interest rates than other short-term funds.

At a Special Meeting held August 2, 2002, shareholders of the funds approved the following proposals.

          All funds

          Shareholders of all funds elected the funds' eight-member Board of
          Trustees for indefinite terms, effective immediately following the meeting. The elected Trustees are Albert Eisenstat, Ronald J. Gilson,
          Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth E. Scott,
          James E. Stowers III and Jeanne D. Wohlers.

          Treasury Fund

          Shareholders of the Treasury Fund approved the transfer of substantially all of the fund's assets and liabilities to the American
          Century Government Bond Fund in exchange for shares of Government Bond
          Fund. Government Bond Fund's investment objective and strategies are substantially similar to the investment objectives and strategies of
          Treasury Fund, except that Government Bond Fund may invest in securities that are subject to state income tax. The total expense ratio of Government Bond Fund is expected to be the same as that of
          Treasury Fund. Government Bond Fund's investment objective is set forth above. As a result of the exchange, Treasury Fund has ceased to exist. All references to Treasury Fund in the Prospectus are of no consequence.

SH-SPL-32495   0212

American Century Government Income Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND
GOVERNMENT BOND FUND * TREASURY FUND * INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND * GINNIE MAE FUND

Supplement dated December 10, 2002 * Statement of Additional Information dated
July 31, 2002

The following is added before the sub-heading Adjustable-Rate Mortgage Loans
(ARMS) on page 10 of the Statement of Additional Information.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. The credit quality of
CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Rating agencies that rate the individual classes of the deal determine the amount of subordination of a particular class. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

The following is added before the heading Inflation-Indexed Treasury Securities on page 11 of the Statement of Additional Information.

Asset-Backed Securities (ABS)

ABS are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an ABS held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of the underlying loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

The following is added before the heading Investment Policies on page 15 of the
Statement of Additional Information.

Derivative Securities

To the extent permitted by its investment objectives and policies, each fund may invest in securities that are commonly referred to as derivative securities.
Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index.

Certain derivative securities are described more accurately as structured investments. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper
(ABCP), commercial and residential mortgage-backed securities (MBS), collateralized mortgage obligations (CMO), collateralized debt obligations (CDO)
, collateralized loan obligations (CLO), and securities backed by other types of collateral. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

The fund may buy structured investments based on unleveraged structures, provided the security has investment characteristics consistent with the particular fund's investment policies, and represents an interest in a pool of financial assets that are permitted investments of that fund.

Some derivative securities are in many respects like any other debt security, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is liked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are a range of risks associated with investments in derivative securities, including:

* the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

* the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

* the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

* the risk that the counterparty will fail to perform its obligations.

The Board of Trustees has approved the advisor's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than it had invested. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of
Trustees as necessary.

Restricted and Illiquid Securities

Each fund may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule
144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the
Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by
Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for restricted securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.

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